UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3940

Strategic Funds, Inc.
(formerly, Dreyfus Premier New Leaders Fund, Inc.)
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/07

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

Systematic International Equity Fund

FORM N-CSR
Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
15	Statement of Financial Futures
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
28	Information About the Review
and Approval of the Fund’s
Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Systematic
International Equity Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Systematic International Equity Fund,covering the period since the fund’s inception on November 30, 2006, through April 30, 2007.

Heightened volatility in global stock markets has suggested that investors’ appetite for risk is waning. Near the end of February 2007, a sudden and sharp decline in the Shanghai stock market shook equity markets worldwide, including the United States. The Shanghai market apparently reacted to fears that China would need to take steps to reduce the developing nation’s unsustainably high growth rate by raising their short-term rates. Although most international markets subsequently rebounded by the end of April, investors remained cautious with regard to risks posed by a potential interruption of the current global economic expansion.

At the same time, the U.S. dollar has continued to decline relative to many other currencies, including the euro and British pound, making investments denominated in foreign currencies more valuable for U.S. residents. A stubborn U.S. trade deficit and higher interest rates in overseas markets have resulted in a flow of global capital away from U.S. markets and toward those with higher potential returns. As always, your financial advisor can help determine the appropriate investments for you and position your investment portfolio for exposure to these markets.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Robert A. Wilk and Donald E. Perks, Portfolio Managers

How did Systematic International Equity Fund perform relative to its benchmark?

For the period between the fund’s inception on November 30, 2006 and the end of its semiannual reporting period on April 30, 2007, the fund’s Class A shares achieved a 13.92% total return, Class C shares achieved a 13.60% total return, Class R shares achieved a 14.08% total return and Class T shares achieved a 13.84% total return.1 The fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 12.11% for the same period.2

Strong international equity performance was underpinned during the reporting period by intensifying mergers-and-acquisitions activity and robust economic growth in most markets. The fund produced higher returns than its benchmark, primarily due to the success of our quantitative-based security selection process, especially among Asian companies doing business in emerging markets.

Effective 6/1/07, Class R shares will be renamed Class I shares.

What is the fund’s investment approach?

The fund seeks long-term capital growth by normally investing at least 80% of its assets in equity securities.The fund normally invests primarily in equity securities of foreign companies.The fund invests in at least 10 different countries and may invest up to 25% of its assets in emerging market countries, but no more than 10% of its assets may be invested in any one emerging market country.

When selecting securities, we use a quantitative model to identify and rank stocks within geographic regions and economic sectors based on six factor classifications: value, stewardship, growth, accruals, market sentiment and analysts’ expectations.We generally select higher ranked securities as identified by the quantitative model, but we may also assess qualitative factors.We attempt to manage risk through diversification across regions, countries, sectors and industries in proportions that are similar to those of the MSCI EAFE Index.The fund’s currency exposure typically is unhedged to the U.S. dollar.

THE FUND 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Although we choose investments using a bottom-up quantitative process, international stock markets were influenced during the reporting period by a number of positive macroeconomic forces. High levels of business confidence, positive earnings announcements and strong economic growth supported stock prices in markets worldwide. In Europe, improving domestic economic conditions, rising exports and aggressive corporate restructuring efforts have helped boost local stock markets. Companies doing business in the emerging markets generally continued to prosper amid robust industrial demand and greater consumption by a growing middle class of consumers. On the other hand, while Japan’s economy remains in recovery, it has been slow to gain momentum, and equity gains have been relatively modest.

The fund’s quantitative model proved to be effective in the generally favorable investment climate, with all six factor classifications producing positive results. From a regional perspective, our model identified a number of highly ranked stocks in Hong Kong and other Asian markets outside of Japan, especially materials companies that do a substantial amount of business in the emerging markets.These companies fared particularly well as China and other developing nations continued to build their industrial infrastructures. Although the fund held relatively few investments directly in emerging markets companies, materials companies based in the developed markets enabled the fund to participate in the emerging market’s growth, but subject to the more stringent regulations that typically govern businesses in more industrialized markets.

Among industry groups, we found a number of attractive relative values among airlines in the transportation sector. Australia’s Qantas Airways gained value on speculation that it was a takeover target, while Iberia Lineas Aereas de Espana entered into merger discussions with British Airways. Relatively light exposure to Japanese banks, such as Mitsubishi UFJ Financial Group, helped the fund avoid weakness in the industry. Instead, the fund achieved better results by emphasizing other segments of the Japanese financial sector, including insurers and real estate-related companies.

4

Detractors from the fund’s performance proved to be relatively mild as only a handful of countries and industry groups underperformed the averages. However, the fund’s relative performance was undermined to a degree by its lack of exposure to benchmark component ABN AMRO Holding, the Dutch bank that was the subject of a bidding war during the reporting period.

What is the fund’s current strategy?

While the fund considers all six factor classifications when ranking stocks, we are aware that growth-oriented factors, such as market sentiment and analysts’ expectations, have dominated market performance over the past six months. Therefore, our model recently has placed slightly greater emphasis on relative value characteristics, resulting in a modest tilt toward traditionally defensive markets sectors, such as health care and consumer staples companies.

As of the end of the reporting period, the fund held approximately 200 stocks across a wide variety of geographic regions and industry groups. In our judgment, this level of diversification is an effective way to manage the risks that international equity investments typically entail.

May 15, 2007

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation in effect through October 31,
2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Free Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The index reflects actual investable opportunities for global investors for stocks that are free of foreign ownership limits or legal restrictions at the country level.

THE FUND 5

UNDERSTANDING YOUR FUND’ S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Systematic International Equity Fund from November 30, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007 †
	Class A	Class C	Class R	Class T

Expenses paid per $1,000 ††	$ 5.75	$ 9.07	$ 4.64	$ 6.90
Ending value (after expenses)	$1,139.20	$1,136.00	$1,140.80	$1,138.40

COMPARING YOUR FUND’ S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007 †
	Class A	Class C	Class R	Class T

Expenses paid per $1,000 ††	$ 5.41	$ 8.55	$ 4.37	$ 6.50
Ending value (after expenses)	$1,015.45	$1,012.33	$1,016.49	$1,014.37

†	From November 30, 2006 (commencement of initial offering) to April 30, 2007.
††	Expenses are equal to the fund’s annualized expense ratio of 1.29% for Class A, 2.04% for Class C, 1.04% for
Class R and 1.55% for Class T, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the actual days since inception).

6

STATEMENT OF INVESTMENTS
April 30, 2007 (Unaudited)

Common Stocks—97.4%	Shares	Value ($)

Australia—7.4%
BHP Billiton	2,900	71,108
BlueScope Steel	5,967	59,496
Computershare	5,489	47,660
CSL	450	32,634
DB RREEF Trust	30,662	45,859
GPT Group	11,033	45,378
Investa Property Group	21,711	48,166
Lion Nathan	6,506	49,463
Macquarie Bank	896	64,770
Macquarie Communications Infrastructure Group	9,500	52,176
Macquarie Infrastructure Group	16,368	51,545
Origin Energy	7,465	56,444
Pacific Brands	19,778	53,081
Qantas Airways	10,928	48,306
QBE Insurance Group	2,500	64,104
Suncorp-Metway	3,000	53,468
		843,658
Austria—.8%
Flughafen Wien	439	47,895
Voestalpine	683	46,392
		94,287
Belgium—2.6%
Belgacom	1,060	46,832
Dexia	1,884	61,811
Fortis	1,889	85,521
InBev	730	57,209
Omega Pharma	589	47,952
		299,325
Denmark—1.3%
Carlsberg, Cl. B	450	50,703
Sydbank	850	47,964
Topdanmark	275 [a]	54,413
		153,080

THE FUND 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Finland—2.6%
Elisa	1,635	47,927
KCI Konecranes OYJ	1,635	59,423
Nokia	1,333	33,960
Outokumpu	1,292	43,482
Rautaruukki	883	48,319
Sampo, Cl. A	1,900	59,560
		292,671
France—7.0%
Air France-KLM	1,135	58,235
AXA	2,400	111,179
BNP Paribas	660	77,179
Bouygues	765	61,289
Business Objects	1,105 [a]	41,714
Cie de Saint-Gobain	450	48,444
CNP Assurances	409	52,462
Compagnie Generale des
Etablissements Michelin, Cl. B	568	72,757
Lafarge	398	65,044
Sanofi-Aventis	357	32,891
SCOR	6,199	18,281
Total	1,212	90,117
Vivendi	1,900	78,808
		808,400
Germany—7.4%
Allianz	547	124,495
BASF	820	97,882
Bayer	400	27,530
Deutsche Boerse	309	72,795
Deutsche Lufthansa	1,785	53,762
Deutsche Telekom	525	9,591
E.ON	188	28,317
Fresenius Medical Care & Co.	350	52,765
Infineon Technologies	3,500 [a]	54,762
MAN	519	69,747
Merck	400	53,427
Siemens	268	32,638

8

Common Stocks (continued)	Shares	Value ($)

Germany (continued)
Suedzucker	1,737	35,715
ThyssenKrupp	1,100	59,457
Volkswagen	500	76,040
		848,923
Greece—1.0%
Coca-Cola Hellenic Bottling	1,100	47,698
National Bank of Greece	1,125	63,405
		111,103
Hong Kong—4.8%
Bank of East Asia	8,800	54,449
BOC Hong Kong Holdings	18,500	45,739
Cathay Pacific Airways	16,000	41,624
Cheung Kong Holdings	5,000	65,197
Henderson Land Development	8,000	48,118
Hutchison Whampoa	6,000	58,102
New World Development	24,000	56,944
Orient Overseas International	6,000	50,969
Swire Pacific, Cl. A	3,500	40,157
Wharf Holdings	13,000	48,195
Yue Yuen Industrial Holdings	12,000	42,110
		551,604
Ireland—3.2%
Allied Irish Banks	2,300	69,995
Bank of Ireland	2,600	55,909
C & C Group	2,900	49,516
CRH	1,400	61,433
Fyffes	20,200	27,855
Independent News & Media	11,400	53,697
Irish Life & Permanent	1,800	47,922
		366,327
Italy—1.3%
ENI	872	29,085
Fiat	2,200 [a]	65,390
Snam Rete Gas	8,000	51,390
		145,865

THE FUND 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Japan—17.4%
Aisin Seiki	1,300	43,072
Bank of Kyoto	4,000	46,519
Bridgestone	2,500	50,933
Central Glass	7,000	49,021
eAccess	62	38,646
Electric Power Development	1,100	48,410
Hitachi High-Technologies	600	15,663
Itochu	6,000	59,538
JFE Holdings	1,100	60,927
Joyo Bank	7,000	43,164
Kawasaki Kisen Kaisha	6,000	65,663
Kyocera	600	58,584
Kyowa Hakko Kogyo	5,000	46,980
Kyushu Electric Power	1,800	50,904
Mitsubishi	1,700	36,483
Mitsubishi UFJ Financial Group	4	41,834
Mitsui & Co.	4,000	72,122
Mitsui Chemicals	6,000	50,100
Mitsui OSK Lines	5,000	63,546
Nippon Electric Glass	3,000	51,832
Nippon Mining Holdings	1,000	8,099
Nippon Oil	4,000	30,890
Nippon Steel	10,000	64,926
Nippon Telegraph & Telephone	12	59,839
Nippon Yusen	7,000	60,500
Nisshin Steel	10,000	40,663
Nomura Research Institute	500	13,471
Ricoh	2,000	44,177
Sekisui House	3,000	44,578
Shimachu	1,500	40,914
Sumitomo	3,700	63,927
Sumitomo Trust & Banking	5,000	49,280
Taiyo Yuden	2,000	44,260
TDK	400	34,705
Tokai Rika	1,700	39,328
Tokyo Electric Power	1,100	36,630
Tokyo Tatemono	3,000	42,369

10

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Tosoh	9,000	41,566
Toyota Industries	1,100	52,184
Toyota Motor	3,000	183,735
Yamaha	400	9,287
		1,999,269
Netherlands—1.0%
Aegon	2,900	60,301
ING Groep	525	24,113
STMicroelectronics	1,500	29,490
		113,904
New Zealand—.4%
Vector	20,600	43,722
Norway—1.6%
Prosafe Se	3,100	48,319
Tandberg	3,200	68,468
Yara International	2,100	61,881
		178,668
Singapore—3.8%
CapitaLand	10,000	55,936
ComfortDelgro	21,000	31,646
DBS Group Holdings	4,000	56,067
Haw Par	9,000	46,196
Keppel	4,000	56,331
Singapore Airlines	4,000	47,907
Singapore Land	4,000	27,639
United Overseas Bank	4,000	56,331
UOL Group	14,000	44,775
Want Want Holdings	8,000	16,080
		438,908
Spain—4.3%
Acciona	240	53,984
Acerinox	1,645	39,124
ACS-Actividades de Construccion y Servicios	1,000	62,462
Banco Bilbao Vizcaya Argentaria	1,074	25,881
Banco Santander Central Hispano	3,400	61,228
Iberia Lineas Aereas de Espana	11,712	60,604
Indra Sistemas	1,462	36,229

THE FUND 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Spain (continued)
Mapfre	9,129	47,861
Sacyr Vallehermoso	200	10,548
Telefonica	4,218	95,078
		492,999
Sweden—1.7%
Scania, Cl. B	600	57,801
Ssab Svenskt Stal, Ser. B	2,200	73,931
Volvo	3,500	68,741
		200,473
Switzerland—5.8%
Credit Suisse Group	1,500	118,581
Holcim	540	58,276
Nestle	200	79,468
Novartis	1,200	70,018
Roche Holding	300	56,700
Swatch Group, Cl. B	200	57,645
Swiss Reinsurance	700	66,208
UBS	1,000	65,554
Zurich Financial Services	300	87,709
		660,159
United Kingdom—22.0%
3i Group	2,446	56,641
Anglo American	338	18,040
AstraZeneca	500	27,396
BAE Systems	7,500	68,616
Barclays	8,133	118,407
Barratt Developments	2,115	46,109
Berkeley Group Holdings	1,311 [a]	45,747
BHP Billiton	4,116	92,925
BP	12,431	140,574
British Airways	4,545 [a]	46,170
British Land	325	9,573
Carnival	916	46,202
Enterprise Inns	3,850	49,206
GlaxoSmithKline	3,139	90,955

12

Common Stocks (continued)	Shares	Value ($)

United Kingdom (continued)
Hanson	3,300	56,356
HBOS	2,600	56,195
HSBC Holdings	6,967	129,384
Imperial Tobacco Group	1,550	67,725
Kelda Group	2,500	46,371
LogicaCMG	14,000	51,512
Next	1,301	61,112
Old Mutual	16,600	59,452
Prudential	4,950	74,140
Punch Taverns	1,950	50,914
Royal & Sun Alliance Insurance Group	15,900	52,732
Royal Bank of Scotland Group	3,632	140,174
Royal Dutch Shell, Cl. A	1,965	68,765
Royal Dutch Shell, Cl. B	3,291	116,813
SABMiller	2,600	61,871
Schroders	1,900	49,203
Scottish & Newcastle	3,200	39,354
Severn Trent	1,600	47,578
Unilever	2,400	75,694
United Business Media	3,000	48,863
Vodafone Group	57,053	163,718
Whitbread	1,316	49,945
WPP Group	3,000	44,753
Xstrata	1,310	68,765
		2,537,950
Total Common Stocks
(cost $10,081,601)		11,181,295

Preferred Stocks—1.0%

Germany
Henkel	316	49,874
Porsche	41	69,059
Total Preferred Stocks
(cost $92,862)		118,933

THE FUND 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Principal
Short-Term Investments—.2%		Amount ($)	Value ($)

U.S. Treasury Bills:
4.86%, 8/23/07		10,000 [b]	9,848
5.03%, 5/24/07		10,000 [b]	9,970
Total Short-Term Investments
(cost $19,814)			19,818

Total Investments (cost $10,194,277)		98.6%	11,320,046

Cash and Receivables (Net)		1.4%	156,692

Net Assets		100.0%	11,476,738

[a]	Non-income producing security.
[b]	All or partially held by a broker as collateral for open financial futures positions.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	22.1	Energy	5.1
Industrial	15.0	Health Care	4.5
Consumer Discretionary	13.3	Telecommunication Services	4.2
Materials	11.4	Utilities	3.1
Insurance	7.8	Short-Term Investments	.2
Consumer Staples	6.2
Information Technology	5.7		98.6

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF FINANCIAL FUTURES

April 30, 2007	(Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2007 ($)

Financial Futures Long
Euro FX	1	170,950	June 2007	1,621
Japanese Yen	3	315,638	June 2007	(912)
Swiss Franc FX	1	103,925	June 2007	571
Financial Futures Short
Australian Dollar	2	(165,900)	June 2007	92
				1,372

THE FUND 15

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	10,194,277	11,320,046
Cash		34,934
Receivable for investment securities sold		56,992
Dividends and interest receivable		47,876
Prepaid expenses		29,912
Cash denominated in foreign currencies	28,178	28,209
Receivable for futures variation margin—Note 3		165
Due from the Dreyfus Corporation and Affiliates—Note 2(c)		1,806
		11,519,940

Liabilities ($):
Accrued expenses		43,202

Net Assets ($)		11,476,738

Composition of Net Assets ($):
Paid-in capital		10,081,952

Accumulated undistributed investment income—net			66,545
Accumulated net realized gain (loss) on investments			200,953
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions (including
$1,372 net unrealized appreciation on financial futures)			1,127,288

Net Assets ($)			11,476,738

Net Asset Value Per Share
	Class A	Class C	Class R	Class T

Net Assets ($)	8,035,702	1,162,480	1,140,463	1,138,093
Shares Outstanding	564,265	81,885	80,000	80,000

Net Asset Value Per Share ($)	14.24	14.20	14.26	14.23

See notes to financial statements.

16

STATEMENT		OF OPERATIONS
From November	30,	2006
(commencement	of	operations) to April 30, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $10,615 foreign taxes withheld at source):
Unaffiliated issuers	125,434
Affiliated issuers	1,713
Interest	412
Total Income	127,559
Expenses:
Management fee—Note 2 (a)	35,644
Custodian fees	32,000
Auditing fees	14,107
Shareholder servicing costs—Note 2 (c)	10,146
Distribution fees—Note 2 (b)	4,448
Prospectus and shareholders’ reports	3,167
Registration fees	2,352
Legal fees	468
Directors’ fees and expenses—Note 2 (d)	146
Miscellaneous	20,502
Total Expenses	122,980
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 2 (a)	(57,267)
Less—reduction in custody fees due to earnings credits—Note 1(c)	(4,699)
Net Expenses	61,014
Investment Income—Net	66,545

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments and foreign currency transactions	160,768
Net realized gain (loss) on financial futures	4,428
Net realized gain (loss) on forward currency exchange contracts	35,757
Net Realized Gain (Loss)	200,953
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions (including $1,372
net unrealized appreciation on financial futures)	1,127,288
Net Realized and Unrealized Gain (Loss) on Investments	1,328,241
Net Increase in Net Assets Resulting from Operations	1,394,786

See notes to financial statements.

THE FUND 17

STATEMENT OF CHANGES IN NET ASSETS

From November 30, 2006
(commencement of operations) to April 30, 2007 Unaudited

Operations ($):
Investment income—net	66,545
Net realized gain (loss) on investments	200,953
Net unrealized appreciation (depreciation) on investments	1,127,288
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,394,786

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	7,060,674
Class C shares	1,025,942
Class R shares	1,000,000
Class T shares	1,000,000
Cost of shares redeemed:
Class A shares	(4,664)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	10,081,952
Total Increase (Decrease) in Net Assets	11,476,738

Net Assets ($):
Beginning of Period	—
End of Period	11,476,738
Undistributed investment income—net	66,545

Capital Share Transactions (Shares):
Class A
Shares sold	564,628
Shares redeemed	(363)
Net Increase (Decrease) in Shares Outstanding	564,265

Class C
Shares sold	81,885

Class R
Shares sold	80,000

Class T
Shares sold	80,000
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for each share class for the period from November 30, 2006 (commencement of operations) to April 30, 2007. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class R	Class T
	Shares	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50	12.50
Investment Operations:
Investment income—net [a]	.09	.05	.10	.07
Net realized and unrealized
gain (loss) on investments	1.65	1.65	1.66	1.66
Total from Investment Operations	1.74	1.70	1.76	1.73
Net asset value, end of period	14.24	14.20	14.26	14.23

Total Return (%) [b]	13.92[c]	13.60[c]	14.08	13.84[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets [b]	1.12	1.43	1.01	1.22
Ratio of net expenses
to average net assets [b]	.54	.85	.44	.64
Ratio of net investment income
to average net assets [b]	.65	.34	.76	.55
Portfolio Turnover Rate [b]	57.80	57.80	57.80	57.80

Net Assets, end of period ($ x 1,000)	8,036	1,162	1,140	1,138

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Exclusive of sales charge.
See notes to financial statements.

THE FUND 19

NOTES TO FINANCIAL STATEMENTS(Unaudited)

NOTE 1—Significant Accounting Policies:

Systematic International Equity Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on November 30, 2006. The fund’s investment objective seeks long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Mellon Equity Associates, LLP (“Mellon Equity”) serves as the fund’s sub-investment adviser.The fiscal year end of the fund is October 31.

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies.The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses

20

attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2007, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 560,000 of the outstanding Class A shares and 80,000 of the outstanding Class C, Class R and Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been

THE FUND 21

NOTES TO FINANCIAL STATEMENTS(Unaudited) (continued)

significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between

22

the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

THE FUND 23

NOTES TO FINANCIAL STATEMENTS(Unaudited) (continued)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

NOTE 2—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until October 31, 2007, so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.15% of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, amounted to $57,267 during the period ended April 30, 2007.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Equity, Dreyfus pays Mellon Equity an annual fee of .45% of the value of the fund’s average daily net assets, payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class T shares pay the Distributor for

24

distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2007, Class C and Class T shares were charged $3,338 and $1,110, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2007, Class A, Class C and Class T shares were charged $7,805, $1,113 and $1,110, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $18 pursuant to the transfer agency agreement.

During the period ended April 30, 2007, the fund was charged $1,704 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $7,459, Rule 12b-1 distribution plan fees $937, shareholder services plan fees $2,099, chief compliance officer fees $1,704 and transfer agency per account fees $9, which are offset against an expense reimbursement currently in effect in the amount of $14,014.

THE FUND 25

NOTES TO FINANCIAL STATEMENTS(Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended April 30, 2007, amounted to $16,125,124 and $6,155,551, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2007, are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency

26

exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 2007, there were no forward currency exchange contracts outstanding.

At April 30, 2007, accumulated net unrealized appreciation on investments was $1,125,769, consisting of $1,195,297 gross unrealized appreciation and $69,528 gross unrealized depreciation.

At April 30, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Subsequent Event:

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007. The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

THE FUND 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 6, 2006, the Board considered the approval, through the renewal date of November 30 2007, of the fund’s Management Agreement, pursuant to which the Manager would provide the fund with investment advisory and administrative services, and of the Manager’s Sub-Investment Advisory Agreement with Mellon Equity Associates, LLP (“Mellon Equity”), pursuant to which Mellon Equity would serve as sub-investment adviser and would provide day-to-day management of the Fund’s portfolio. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services to be provided to the fund, and discussed the nature, extent, and quality of the services to be provided to the fund by the Manager pursuant to the Management Agreement, and by Mellon Equity pursuant to the Sub-Investment Advisory Agreement.The Manager’s representatives noted the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s intended distribution channels. The Board noted that, as a new fund, the fund did not have any assets or open accounts.

The Board members also considered the Manager’s and Mellon Equity’s research and portfolio management capabilities and that the Manager also will provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure, as well as the Manager’s supervisory activities over Mellon Equity.

28

Comparative Analysis of the Fund’s Proposed Management Fee and Expenses. As the fund has not yet commenced operations, the Board members were not able to review the fund’s performance or actual expense ratio.The Board discussed with representatives of the Manager and Mellon Equity the investment strategies to be employed in the management of the fund’s assets. The Board members noted Mellon Equity’s reputation and experience with respect to equity investing and the portfolio managers’ experience in investing in foreign markets.

The Board members also discussed the fund’s management fee (and sub-advisory fee) and anticipated expense ratio and compared them to the range of management fees and expense ratios for the funds in the Lipper International Large-Cap Core Funds category. The Board members noted that the fund’s proposed management fee was in line with the Lipper category average and median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the mutual funds managed by the Manager or its affiliates reported in the same Lipper category as the fund (the “Similar Funds”).The Manager’s representatives also reviewed the fee charged to by institutional separate accounts managed by Mellon Equity (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”) that have similar investment objectives and policies as the fund.The Manager does not manage any institutional separate accounts or wrap fee accounts with the similar investment objective and policies as the fund. The Manager’s representatives explained the nature of each Similar Account and the differences, from the Manager’s and Mellon Equity’s perspective (as applicable), in providing services to the Similar Accounts as compared to the fund. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s proposed management fee and sub-advisory fee.

THE FUND 29

INFORMATION ABOUT THERE VIEW AND APPROVAL OF THE FUND ’S MANAGEMENT AGREEMENT (Unaudited) ( c o n t i n u e d )

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, the Manager’s representatives were not able to review the dollar amount of expenses allocated and profit received by the Manager.The Board members also considered potential benefits to the Manger or Mellon Equity from acting as investment adviser and sub-investment adviser, respectively, and noted the possibility of soft dollar arrangements in the future with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets. The Board members noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Management Agreement. Since the Manager, and not the fund, pays Mellon Equity pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Mellon Equity’s profitability to be relevant.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the fund’s Management Agreement and the Sub-Investment Advisory Agreement with Mellon Equity. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services to be provided by the Manager and Mellon Equity are adequate and appropriate. The Board considered the Manager’s and Mellon Equity’s experience and reputation with respect to equity investing and the portfolio managers’ experience in investing in foreign markets.
30

  The Board noted that since the Fund had not commenced opera- tions, it had no performance to measure and thus performance was not a factor.
  The Board concluded that the fee to be paid to the Manager by the Fund was reasonable in light of the services to be provided, compar- ative expense and advisory fee information, and benefits anticipated to be derived by the Manager or Mellon Equity from its relationship with the fund, and that, the fee to be paid by the Manager or Mellon Equity is reasonable and appropriate.

The Board members considered these conclusions and determinations, and without any one factor being dispositive, the Board determined that approval of the fund’s Management Agreement, and Sub-Advisory Agreement with Mellon Equity, was in the best interests of the fund and its prospective shareholders.

THE FUND 31

N O T E S

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 19, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	June 19, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)